Exhibit 26-(r): Powers of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, ReliaStar Life Insurance Company of New York Variable Life Separate Account I of ReliaStar Life Insurance Company of New York, has duly caused this Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and in the State of Connecticut on the 16th day of July, 2004.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

By: RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ James R. Gelder
James R. Gelder President and Chief Executive Officer (principal executive officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie, such person's true and lawful attorney and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person's name and capacity indicated below any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments (pre-effective and post-effective amendments).

Signature	Title	Date

/s/ James R. Gelder	Director, President and Chief Executive Officer	June 29, 2004
James R. Gelder	(principal executive officer)

/s/ Brian D. Comer	Director	June 28, 2004
Brian D. Comer

/s/ R. Michael Conley	Director	July 4, 2004
R. Michael Conley

/s/ Keith Gubbay	Director	July 6, 2004
Keith Gubbay

/s/ Ulric S. Haynes, Jr.	Director	June 30, 2004
Ulric S. Haynes, Jr.

/s/ Audrey R. Kavanagh	Director	June 28, 2004
Audrey R. Kavanagh

/s/ James Lille	Director	July 8, 2004
James Lille

/s/ Gregory McGreevey	Director	July 1, 2004
Gregory McGreevey

/s/ Stephen J. Preston	Director	July 6, 2004
Stephen J. Preston

/s/ Mark A. Tullis	Director	July 7, 2004
Mark A. Tullis

/s/ Charles B. Updike	Director	July 9, 2004
Charles B. Updike

/s/ Ross M. Weale	Director	June 30, 2004
Ross M. Weale

/s/ David Wheat	Director, Sr. Vice President and Chief Financial Officer	July 2, 2004
David Wheat	(principal financial officer)

/s/ Roger W. Fisher	Vice President and Chief Accounting Officer	June 29, 2004
Roger W. Fisher	(principal accounting officer)